UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)	February 12, 2008
Tredegar Corporation
(Exact name of Registrant as specified in charter)
Virginia	1-10258	54-1497771
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)
1100 Boulders Parkway, Richmond, Virginia		23225
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code		(804) 330-1000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On February 12, 2008 (the “Closing Date”), pursuant to the terms and conditions of the Purchase Agreement (the “Purchase Agreement”) dated January 6, 2008, among Bon L Holdings Corporation (“Seller”) and Idlewood Properties, Inc. (“Idlewood”), both Virginia corporations and subsidiaries of Tredegar Corporation, a Virginia corporation (the “Company”), The William L. Bonnell Company, Inc., a Georgia corporation that is Seller’s parent and a subsidiary of the Company (the “Guarantor”), and 6919464 Canada Inc., a Canadian corporation, as assignee and subsidiary of WXP Holdings, Inc., a Delaware corporation (“Purchaser”), the parties to the Purchase Agreement completed a transaction whereby (a) the Seller transferred to the Purchaser all outstanding capital stock of (i) Apolo Tool & Die Manufacturing Inc. (“Apolo”) and (ii) Bon L Canada Inc. (“Bon L Canada”), both Canadian corporations and subsidiaries of the Seller that together conduct the Company’s aluminum extrusions operations in Canada, and (b) the Purchaser purchased from Idlewood a promissory note issued by Bon L Canada.

The Purchaser paid to the Seller at closing approximately $25.5 million. The purchase price is subject to adjustment to the extent that actual closing cash, working capital and indebtedness of Bon L Canada and Apolo as of the Closing Date are different than the amounts estimated.

A copy of the Purchase Agreement is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified entirely by reference to the full text of the Purchase Agreement.

Item 9.01. Financial Statements and Exhibits.

(a)	Pro forma financial information.

The following unaudited pro forma financial information with respect to the transaction described in Item 2.01 set forth above and required by Item 9.01 of Current Report on Form 8-K is attached hereto as Exhibit 99.1 and is incorporated herein by reference: pro forma consolidated balance sheet as of September 30, 2007, pro forma consolidated statements of income for the nine months ended September 30, 2007 and each of the three years in the period ended December 31, 2006, and accompanying notes to pro forma financial statements.

(d)	Exhibits.

2.1

Purchase Agreement, dated January 6, 2008, among Bon L Holdings Corporation, Idlewood Properties, Inc., The William L. Bonnell Company, Inc. and WXP Holdings, Inc. (subsequently assigned by WXP Holdings to its subsidiary, 6919464 Canada Inc.).

99.1

Pro forma consolidated balance sheet as of September 30, 2007, pro forma consolidated statements of income for the nine months ended September 30, 2007 and each of the three years in the period ended December 31, 2006, and accompanying notes to pro forma financial statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2008

TREDEGAR CORPORATION

By:	/s/ D. Andrew Edwards
D. Andrew Edwards
Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1

Purchase Agreement, dated January 6, 2008, among Bon L Holdings Corporation, Idlewood Properties, Inc., The William L. Bonnell Company, Inc. and WXP Holdings, Inc. (subsequently assigned by WXP Holdings to its subsidiary, 6919464 Canada Inc.).

99.1

Pro forma consolidated balance sheet as of September 30, 2007, pro forma consolidated statements of income for the nine months ended September 30, 2007 and each of the three years in the period ended December 31, 2006, and accompanying notes to pro forma financial statements.